November 2, 2010

DREYFUS APPRECIATION FUND, INC.

Supplement to Prospectus

Dated May 1, 2010

The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

The fund’s investment adviser is Dreyfus and the fund’s sub-investment adviser is Fayez Sarofim & Co. (Sarofim & Co.).  The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Catherine Crain, Jeff Jacobe, Gentry Lee, Christopher Sarofim and Charles Sheedy.  The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.  The Investment Committee directs and monitors Sarofim & Co.’s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee.  Mr. Fayez Sarofim, Chief Executive Officer, Chairman of the Board and Chief Investment Officer, founded Sarofim & Co. in 1958 and has been a portfolio manager of the fund since 1990.  Ms. Crain is a Vice President and Director of Marketing & Client Services at Sarofim & Co., where she has been employed since 1993.  She has been a portfolio manager of the fund since October 2000.  Mr. Jacobe, a Director of Investments and a Senior Vice President at Sarofim & Co., where he has been employed since 2000, is responsible for organizing and overseeing investment research efforts.  He has been a portfolio manager of the fund since November 2010.  Mr. Lee, President of Sarofim & Co. where he has been employed since 1998, is responsible for overseeing investment, client services and business operations.  He has been a portfolio manager of the fund since November 2010.  Mr. Christopher Sarofim is a Vice Chairman of Sarofim & Co. where he has been employed since 1988. He has been a portfolio manager of the fund since October 2000.  Mr. Sheedy, Senior Vice President at Sarofim & Co., where he has been employed since 1971, has been a portfolio manager of the fund since October 2000.

November 2, 2010

DREYFUS APPRECIATION FUND, INC.

Supplement to Statement of Additional Information

Dated May 1, 2010

As Revised, May 11, 2010

The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements – Portfolio Management”:

            The portfolio managers of the Fund are Fayez Sarofim, Catherine Crain, Jeff Jacobe, Gentry Lee, Christopher Sarofim and Charles Sheedy.  Each of them is employed by Sarofim & Co., the Fund’s sub-investment adviser.

The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements – Additional Information about Portfolio Managers”:

The following table lists the number and types of accounts advised by the portfolio managers and assets under management in those accounts as of September 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Fayez Sarofim	5	$3.37 Billion	19	$1.85 Billion	445	$11.7 Billion
Catherine Crain	5	$3.37 Billion	0	$0	95	$2.42 Billion
Jeff Jacobe	5	$3.37 Billion	1	$14.9 Million	62	$2.24 Billion
Gentry Lee	5	$3.37 Billion	18	$1.83 Billion	128	$3.79 Billion
Christopher Sarofim	5	$3.37 Billion	1	$86.0 Million	14	$1.32 Billion
Charles Sheedy	5	$3.37 Billion	18	$1.76 Billion	75	$2.36 Billion

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the portfolio managers are as follows, as of September 30, 2010:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Fayez Sarofim	Over $1,000,000
Catherine Crain	none
Jeff Jacobe	none
Gentry Lee	Less than $50,000
Christopher Sarofim	none
Charles Sheedy	none